UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS

Underwriting Agreement, dated August 6, 2013, among General Motors Company, UAW Retiree Medical Benefits Trust, and Deutsche Bank Securities Inc., as manager for the several underwriters named therein.

Second Amended and Restated Warrant Agreement, dated August 12, 2013, between General Motors Company and U.S. Bank National Association as Warrant Agent.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 6, 2013 General Motors Company (the “Company”), the UAW Retiree Medical Benefits Trust (the “Selling Stockholder”) and Deutsche Bank Securities Inc. as manager for the several underwriters named therein (collectively, the “Underwriters”) entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholder, subject to and upon the terms and conditions set forth therein, an aggregate of 45,454,545 warrants of the Company. Each warrant represents the right to buy one share of the Company's common stock, par value $0.01 per share at an exercise price of $42.31 per share (the “Warrants”). The Warrants expire on December 31, 2015.

On August 12, 2013, the Company and U.S. Bank National Association, as Warrant Agent, entered into the Second Amended and Restated Warrant Agreement (the “Amended Warrant Agreement”). The Amended Warrant Agreement amends the Amended and Restated Warrant Agreement, dated as October 16, 2009 between the Company and the Warrant Agent. The Amended Warrant Agreement sets forth the terms and conditions for the Warrants.
A copy of the Underwriting Agreement has been attached as Exhibit 1.1 and a copy of the Amended Warrant Agreement has been attached as Exhibit 4.1 to this Current Report on Form 8-K. The foregoing descriptions of the Underwriting Agreement and the Amended Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to such Exhibit.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated August 6, 2013, among General Motors Company, UAW Retiree Medical Benefits Trust, and Deutsche Bank Securities Inc., as manager for the several underwriters named therein.

4.1	Second Amended and Restated Warrant Agreement, dated August 12, 2013, between General Motors Company and U.S. Bank National Association as Warrant Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: August 12, 2013	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer